--------------------------------------------------------------------------------
                                                                February 5, 1999


Dear Shareholder:

Investors will remember 1998 as a year of extreme volatility in all securities markets. New America's portfolio returns are amplified by the Fund's leverage, provided by the Fund's Auction Term Preferred Stock ("ATP"). This leverage increases the Fund's total return to common shareholders in a strong market and decreases the total return in a falling market. The degree of volatility in the market and its causes are discussed in the paragraphs below. However, despite the effect of the unsettled market on the shares, the Fund had the following accomplishments during 1998:

- The monthly dividend of $.0425 per month was stable throughout the year and a special dividend of $.07 was paid in January, 1999.

- At the year-end closing market price of $4.25 and a dividend of $.0425 per month, the Fund's annualized current yield was 12%.

- The Fund increased its capital by approximately $135 million through issuing rights to shareholders and selling an additional series of ATP. The offerings contributed to the continued decline of our expense ratios, which are shown below as a percentage of the total net assets applicable to common and also as a percentage of the total net assets applicable to common and preferred.



                        Total Net Assets           Total Net Assets
                          Applicable to              Applicable to
                             Common              Common and Preferred
                             ------              --------------------
                       1998          1997         1998           1997
                      ------        ------       ------         -----
Preferred Expenses     .14%           .13         .08%           .08%
Operating Expenses     .82%           .92%        .50%           .58%
                       ---           ----         ---            ---
Total Expenses         .96%          1.05%        .58%           .66%
                       ---           ----         ---            ---

The Fund's total returns are shown below for the periods ended December 31, 1998.



                               Total Returns for Periods Ended December 31, 1998
                               -------------------------------------------------
                                     One Year             Three Years
                                   ------------   ---------------------------
                                                   Cumulative     Avg. Annual
                                                  ------------   ------------
New America High Income Fund
 (NAV and Dividends)               (7.1)%           22.5%            7.0%
New America High Income Fund
 (Stock Price and Dividends)       (15.2)           24.1             7.5
-----------------------
New America High Income Fund
 (NAV and Dividends)*              (4.6)            29.3             9.0
Lipper Closed-End Fund
 Leveraged High Yield Average*     (2.8)            29.1             8.9

*Returns are adjusted for dilutive effect of rights offerings as calculated by Lipper Analytical Services, Inc.
Source: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

--------------------------------------------------------------------------------

High Yield Market Update

The second half of the year proved to be a fairly tumultuous one for the high yield market. Specifically, the financial markets experienced a severe crisis in confidence during August and September. This crisis was instigated by the contemporaneous events of the insolvency of Long Term Capital Management, a hedge fund with over $90 billion in investments, and the default by Russia on some of its ruble denominated debt. Following upon the announcement of these unexpected events, liquidity in the U.S. financial markets effectively dried up across all credit sensitive asset classes, from small stocks and emerging market securities to mortgage-backed securities, investment grade and high yield bonds. Valuations plummeted in high yield, reflecting the sudden imposition of a significant liquidity premium as well as selling pressure created by redemptions in open-end funds.

On September 29, the Federal Reserve made the first of three rate cuts. This decision almost immediately brought back some semblance of liquidity as well as renewed confidence in the markets. Positive flows returned to mutual funds, as well, and perhaps surprisingly, offerings of new issues also came back to life. Despite the improved conditions in the high yield market during the fourth quarter, yield spreads remain at relatively high levels. For instance, the difference between the high yield market rate and the 10-year U.S. Treasury ended the year at 588 basis points, an improvement from the yield spread of slightly over 600 basis points at September 30, but a dramatic increase from yield spreads of approximately 300 basis points earlier in the year! Valuations today still reflect a greater than typical liquidity premium and volatility premium. We expect that the markets will need some time to overcome the recent past. Perhaps most importantly, given this recent volatility, we would note that the U.S. economy continues to chug along, creating a positive economic backdrop for credit sensitive assets such as high yield bonds.

With respect to the portfolio, it remains highly diversified with exposure to over 150 different issuers. The average quality of the holdings in the Portfolio was B1/BB-, and the average yield to worst (including potential issuer calls) was 10.6% as of year end. The Portfolio has exposure to certain U.S. dollar denominated foreign issuers (Yankee) bonds. Total exposure to these issues (excluding Canadian company exposure of 3.7%) was 5.9%. In general, these issues sharply underperformed the domestic high yield market as a result of the crisis in the markets in the third quarter. We continue to focus on the underlying fundamentals of the issues we hold, and believe that many of these issues offer attractive longer term return potential. With respect to industry exposure, again, the Portfolio is highly diversified. One area of relative concentration is the media and communications sector. Media companies are still benefiting from consolidation opportunities within the U.S., as well as underlying strength in the U.S. advertising market and consumer sectors. Selected holdings in this sector include Fox Liberty Networks, a sports-programming cable network and World Color Press, a commercial printer that, amongst other things, services customers such as Forbes Magazine, Newsweek and National Geographic.

Year 2000 Problem

Like other mutual funds and organizations around the world, the Fund could be adversely affected if its computer systems or those of its service providers do not properly process dates beginning with January 1, 2000 and information related to those dates (the "Year 2000 Problem"). The Fund's own computer systems and

--------------------------------------------------------------------------------

software, which are used primarily in the preparation of financial statements, maintaining the portfolio data-base and analyzing income flows to project dividend payments and for compliance monitoring and reporting, were manufactured or created after the Year 2000 Problem was widely understood and thus are not susceptible to the Year 2000 Problem. However, we, like everybody else, live in an interconnected world and receive data from suppliers who as yet cannot certify that their systems will not be affected by the Year 2000 Problem. The Fund's principal data supplier is State Street Bank and Trust Company ("State Street Bank"). State Street Bank is the custodian of the Fund's assets and the shareholder accounting agent. State Street Bank and the Fund's other data suppliers have responded to our requests regarding how they intend to address the Year 2000 Problem and have assured the Fund that their systems upgrades are on track and will be complete before the year 2000.

In addition, we have sought and received assurances from Fund service providers, including Wellington Management Company, LLP ("Wellington Management") and State Street Bank, that they have taken and are taking appropriate measures to address the Year 2000 Problem and do not currently expect their computer systems or those of their service providers to experience a Year 2000 Problem which would have a material adverse impact on the Fund. Wellington Management has advised the Fund that the impact of the Year 2000 Problem is one of the factors it considers in evaluating potential investments. Our program to monitor the Year 2000 Problem is an ongoing one, and we will continue to request, receive, and review updates from the Fund's data and service providers on their Year 2000 Problem preparedness. Because of the highly complex nature of the Year 2000 Problem and the extent to which we cannot effect or control remedial measures by those on whom the Fund must directly or indirectly rely for its operation, there can, however, be no absolute assurance that the Year 2000 Problem will not have a material adverse impact on the Fund.

As always, we appreciate your interest in the Fund.

Sincerely yours,


/s/Robert F. Birch                        /s/Catherine A. Smith

Robert F. Birch                           Catherine A. Smith
President                                 Senior Vice President
The New America High Income Fund, Inc.    Wellington Management Company, LLP

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal                                        Moody's       Value
Amount/Units                                      Rating    (Note 1(a))
-------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 89.64% (e)
-------------------------------------------------------------------------
Aerospace and Defense -- 2.03%
$ 2,000   Argo-Tech Corporation, Senior
            Subordinated Notes, 8.625%,
            10/01/07 .........................   B3        $ 1,890
  3,500   L-3 Communications Corporation,
            Senior Subordinated Notes,
            8.50%, 05/15/08 ..................   B2          3,596
    590   L-3 Communications Corporation,
            Senior Subordinated Notes, 8%,
            08/01/08 (i) .....................   B2            594
  3,775   Moog, Inc., Senior Subordinated
            Notes, 10%, 05/01/06 .............   B1          3,907
                                                           -------
                                                             9,987
                                                           -------
Automobile -- 4.65%
  7,000   Accuride Corporation, Senior
            Subordinated Notes, 9.25%,
            02/01/08 .........................   B2          6,860
  1,500   Federal-Mogul Corporation, Notes,
            7.875%, 07/01/10 .................   Ba2         1,536
  3,500   Federal-Mogul Corporation, Senior
            Notes, 8.80%, 04/15/07 ...........   Ba2         3,762
  1,500   Hayes Lemmerz International, Inc.,
            Senior Subordinated Notes,
            8.25%, 12/15/08 (i) ..............   B2          1,493
  2,000   Hayes Wheels International, Inc.,
            Senior Subordinated Notes,
            9.125%, 07/15/07 .................   B2          2,080
  3,500   Key Plastics, Inc., Senior
            Subordinated Notes, 10.25%,
            03/15/07 .........................   B3          3,272
  2,265   LDM Technologies, Inc., Senior
            Subordinated Notes, 10.75%,
            01/15/07 .........................   B3          2,265
  1,500   Lear Corporation, Subordinated
            Notes, 9.50%, 07/15/06 ...........   Ba3         1,658
                                                           -------
                                                            22,926
                                                           -------
Banking -- 2.57%
  3,575   Emergent Group, Inc., Senior
            Notes, 10.75%, 09/15/04 ..........   Caa2        1,609
  1,500   FirstFed Financial Corp., Notes,
            11.75%, 10/01/04 .................   B2          1,545


Principal                                        Moody's       Value
Amount/Units                                      Rating    (Note 1(a))
-------------------------------------------------------------------------
$ 4,000   Olympic Financial Ltd., Units,
            Senior Notes, 11.50%, 03/15/07,
            Warrants, exp. 03/15/07 ..........   B2        $ 2,960
  2,895   United Companies Financial
            Corporation, Subordinated
            Notes, 8.375%, 07/01/05 ..........   Caa2        1,505
  7,000   Western Financial Savings Bank,
            Subordinated Capital
            Debentures, 8.875%, 08/01/07 .....   B2          5,040
                                                           -------
                                                            12,659
                                                           -------
Beverage, Food and Tobacco -- 1.05%
    810   Aurora Foods Inc., Series C
            Senior Subordinated Notes,
            9.875%, 02/15/07 .................   B1            883
    410   Aurora Foods Inc., Senior
            Subordinated Notes, 8.75%,
            07/01/08 .........................   B1            426
  1,870   Purina Mills, Inc., Senior
            Subordinated Notes, 9%,
            03/15/10 .........................   B2          1,861
  2,000   Joseph E. Seagram & Sons, Inc.,
            Senior Notes, 6.80%, 12/15/08 ....   Baa3        1,978
                                                           -------
                                                             5,148
                                                           -------
Buildings and Real Estate -- 7.56%
  2,580   Aracruz Celulose S.A., Notes,
            10.375%, 01/31/02 (i) ............   B2          2,193
  3,500   Associated Materials Incorporated,
            Senior Subordinated Notes,
            9.25% 03/01/08 ...................   B2          3,570
  4,000   Beazer Homes USA, Inc., Senior
            Notes, 8.875%, 04/01/08 ..........   B1          3,830
  5,000   Falcon Building Products, Inc.,
            Senior Subordinated Notes,
            9.50%, 06/15/07 ..................   B3          4,450
  6,000   Kaufman and Broad Home
            Corporation, Senior Subordinated
            Notes, 9.625%, 11/15/06 ..........   Ba3         6,330
  4,000   The Ryland Group, Inc., Senior
            Subordinated Notes, 8.25%,
            04/01/08 .........................   B1          3,800
  5,000   Standard Pacific Corp., Senior
            Notes, 8.50%, 06/15/07 ...........   Ba2         5,075
  2,000   Standard Pacific Corp., Senior
            Notes, 8%, 02/15/08 ..............   Ba2         1,940
                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                       Moody's      Value
Amount/Units                                     Rating   (Note 1(a))
-------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-------------------------------------------------------------------------
 $ 2,000   Toll Corp., Senior Subordinated
             Notes, 7.75%, 9/15/07 ............ Ba3       $ 1,995
   4,000   U.S. Home Corporation, Senior
             Subordinated Notes, 8.88%,
             08/15/07 ......................... B1          4,080
                                                          -------
                                                           37,263
                                                          -------
Chemicals, Plastics and Rubber -- 3.98%
   5,500   Arco Chemical Co., Debentures,
             9.80%, 02/01/20 .................. Ba2         5,679
   1,500   Buckeye Cellulose Corporation,
             Senior Subordinated Notes,
             8.50%, 12/15/05 .................. Ba3         1,560
   1,000   Buckeye Technologies Inc., Senior
             Subordinated Notes, 8%,
             10/15/10 ......................... Ba3           965
   3,500   PCI Chemicals Canada Inc.,
             Senior Secured Notes, 9.25%,
             10/15/07 ......................... B2          2,835
   1,500   Philipp Brothers Chemicals, Inc.,
             Senior Subordinated Notes,
             9.875%, 06/01/08 (i) ............. B3          1,470
   2,000   Pioneer Americas Acquisition
             Corp., Senior Secured Notes,
             9.25%, 06/15/07 .................. B2          1,600
   3,500   Sovereign Specialty Chemicals,
             Inc., Senior Subordinated Notes,
             9.50% 8/1/07 ..................... B3          3,552
   2,000   Texas Petrochemicals Corporation,
             Senior Subordinated Notes,
             11.125%, 07/01/06 ................ B3          1,970
                                                          -------
                                                           19,631
                                                          -------
Containers, Packaging and Glass -- 5.45%
   3,000   BWAY Corporation, Senior
             Subordinated Notes, 10.25%,
             04/15/07 ......................... B2          3,150
   1,805   Container Corporation of America,
             Senior Notes, Series B, 10.75%,
             05/01/02 ......................... B2          1,841
   6,195   Container Corporation of America,
             Senior Notes, 9.75%, 04/01/03 .... B2          6,350
   2,000   Domtar Inc., Debentures, 9.50%,
             08/01/16 ......................... Ba1         2,060


Principal                                       Moody's      Value
Amount/Units                                     Rating   (Note 1(a))
-------------------------------------------------------------------------
 $ 4,770   Gaylord Container Corporation,
             Senior Notes, 9.375%, 06/15/07.... Caa1      $ 4,186
   2,000   Owens-Illinois, Inc., Senior Notes,
             7.85%, 05/15/04 .................. Ba1         2,069
   7,000   Silgan Corporation, Senior
             Subordinated Debentures, 9%,
             06/01/09 ......................... B1          7,210
                                                          -------
                                                           26,866
                                                          -------
Diversified/Conglomerate Manufacturing -- 3.00%
   2,000   Coltec Industries Inc., Senior
             Notes, 7.50%, 04/15/08 ........... Ba2         2,107
   2,500   Guangdong Enterprises (Holdings)
             Limited, Senior Notes, 8.875%,
             05/22/07 (i) ..................... B2          1,050
   1,500   Henry Company, Senior Notes,
             10%, 04/15/08 .................... B3          1,500
     500   International Wire Group, Inc.,
             Senior Subordinated Notes,
             Series B, 11.75%, 06/01/05 ....... B3            526
   2,500   International Wire Group, Inc.,
             Senior Subordinated Notes,
             11.75%, 06/01/05 ................. B3          2,631
     825   Johnstown America Industries,
             Inc., Senior Subordinated Notes,
             Series C, 11.75%, 08/15/05 ....... B3            870
   3,500   Johnstown America Industries,
             Inc., Senior Subordinated Notes,
             11.75%, 08/15/05 ................. B3          3,693
   1,000   Roller Bearing Company of
             America, Inc., Senior
             Subordinated Notes, 9.625%,
             06/15/07 ......................... B3            960
   1,500   Telecommunications Techniques
             Co., LLC, Senior Subordinated
             Notes, 9.75%, 05/15/08 ........... B3          1,455
                                                          -------
                                                           14,792
                                                          -------
Diversified/Conglomerate Service -- 5.45%
   5,000   Allied Waste North America,
             Senior Notes, 7.625%,
             01/01/06(i). ..................... Ba2         5,050
   4,000   DecisionOne Corporation, Senior
             Subordinated Notes, 9.75%,
             08/01/07 ......................... B3          1,840
                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                        Moody's         Value
Amount/Units                                      Rating      (Note 1(a))
-----------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-----------------------------------------------------------------------------
 $ 1,750   DecisionOne Holdings Corp.,
             Units, Senior Discount
             Debentures, 11.50%, 08/01/08
             Warrants, exp. 08/01/07 (g) ....... Caa1         $   350
   3,500   Globo Comunicacoes e
             Participacoes S.A., Notes,
             10.625%, 12/05/08 (i) ............. B2             2,257
   2,000   Iron Mountain Incorporated, Senior
             Notes, 8.75%, 09/30/09. ........... B3             2,060
   3,500   Outdoor Systems, Inc., Senior
             Subordinated Notes, 8.875%,
             06/15/07 .......................... B1             3,745
   3,000   Pierce Leahy Corp., Senior
             Subordinated Notes, 9.125%,
             07/15/07 .......................... B3             3,165
   3,000   PSINet Inc., Senior Notes, 10%,
             02/15/05 .......................... B3             2,970
   2,000   Rogers Communications Inc.,
             Senior Notes, 8.875%, 07/15/07..... B2             2,060
   3,500   UNICCO Service Company, Senior
             Subordinated Notes, 9.875%,
             10/15/07 .......................... B3             3,378
                                                              -------
                                                               26,875
                                                              -------
Diversified Natural Resources, Metals and Minerals -- .83%
   3,000   P&L Coal Holdings Corporation,
             Senior Notes, 8.875%, 05/15/08..... Ba3            3,053
   1,000   P&L Coal Holdings Corporation,
             Senior Subordinated Notes,
             9.625%, 05/15/08 .................. B2             1,018
                                                              -------
                                                                4,071
                                                              -------
Electronics -- 3.21%
   3,000   Advanced Micro Devices, Inc.
             Senior Secured Notes, 11%,
             08/01/03 .......................... Ba3            3,218
   2,000   Amphenol Corporation, Senior
             Subordinated Notes, 9.875%,
             05/15/07 .......................... B2             2,070
   4,000   Samsung Electronics America,
             Inc., Guaranteed Notes, 9.75%,
             05/01/03 (i) ...................... Ba1            3,800
   4,000   Unisys Corporation, Senior Notes,
             7.875%, 04/01/08 .................. Ba3            4,245


Principal                                         Moody's         Value
Amount/Units                                       Rating      (Note 1(a))
-----------------------------------------------------------------------------
 $ 2,500   WESCO Distribution, Inc., Senior
             Subordinated Notes, 9.125%,
             06/01/08 ..........................  B2           $ 2,500
                                                              -------
                                                               15,833
                                                              -------
Finance -- .69%
   2,000   Navistar Financial Corporation,
             Senior Subordinated Notes, 9%,
             06/01/02 ..........................  Ba3            2,070
   1,590   Resource America, Inc., Senior
             Notes, 12%, 08/01/04 ..............  Caa1           1,304
                                                              -------
                                                                3,374
                                                              -------
Furnishings, Housewares, Durable Consumer Products -- 1.25%
   2,500   Nortek, Inc., Senior Notes, 9.25%,
             03/15/07 ..........................  B1             2,556
   3,500   Nortek, Inc., Senior Notes,
             9.125%, 09/01/07 ..................  B1             3,596
                                                              -------
                                                                6,152
                                                              -------
Grocery -- .68%
     725   Homeland Stores, Inc., Senior
             Subordinated Notes, 10%,
             08/01/03 ..........................  (f)              667
   2,550   Fred Meyer, Inc., Notes, 7.375%,
             03/01/05 ..........................  Ba2            2,682
                                                              -------
                                                                3,349
                                                              -------
Healthcare, Education and Childcare -- 7.08%
   4,000   Beverly Enterprises, Inc., Senior
             Notes, 9%, 02/15/06 ...............  Ba3            4,180
   5,000   Columbia/HCA Healthcare
             Corporation, Notes, 7.25%,
             05/20/08 ..........................  Ba2            4,896
   6,000   Fisher Scientific International Inc.,
             Senior Subordinated Notes, 9%,
             02/01/08 ..........................  B3             5,970
   2,000   Kinetic Concepts, Inc., Senior
             Subordinated Notes, 9.625%,
             11/01/07 ..........................  B3             1,900
   2,595   Mediq/PRN Life Support Services,
             Inc., Senior Subordinated Notes,
             11%, 06/01/08 .....................  B3             2,491
   2,500   Owens & Minor, Inc. Senior
             Subordinated Notes, 10.875%,
             06/01/06 ..........................  B1             2,687
   3,000   PharMerica, Inc., Senior Subordinated
             Notes, 8.375%, 04/01/08 ...........  B2             2,685
                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                         Moody's      Value
Amount/Units                                       Rating   (Note 1(a))
-------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-------------------------------------------------------------------------
 $ 2,500   Tenet Healthcare Corporation,
             Senior Subordinated Notes,
             8.625%, 01/15/07 .................   Ba3       $2,600
   2,500   Tenet Healthcare Corporation,
             Senior Subordinated Notes,
             8.125%, 12/01/08 (i) .............   Ba3        2,581
   5,500   Universal Hospital Services, Inc.,
             Senior Notes, 10.25%, 03/01/08....   B3         4,895
                                                            ------
                                                            34,885
                                                            ------
Hotels, Motels, Inns and Gaming -- 2.36%
   1,500   Fitzgeralds Gaming Corporation,
             Senior Secured Notes, 12.25%,
             12/15/04 .........................   B3           810
   5,000   John Q. Hammons Hotels, L.P.,
             First Mortgage Notes, 8.875%,
             02/15/04 .........................   B1         4,600
   2,500   Hollywood Casino Corporation,
             Senior Secured Notes, 12.75%,
             11/01/03 .........................   B2         2,662
   3,500   Lady Luck Gaming Corporation,
             First Mortgage Notes, 11.875%,
             03/01/01 .........................   B2         3,579
                                                            ------
                                                            11,651
                                                            ------
Leisure, Amusement, Motion Pictures and
Entertainment -- 2.19%
   5,000   Fox/Liberty Networks, LLC, Senior
             Notes, 8.875%, 08/15/07 ..........   B1         5,075
   2,000   Loews Cineplex Entertainment
             Corporation, Senior Subordinated
             Notes, 8.875%, 08/01/08 ..........   B3         2,065
   2,500   Muzak Limited Partnership, Senior
             Notes, 10%, 10/01/03 .............   Ba3        2,600
   1,000   Time Warner Telecom LLC, Senior
             Notes, 9.75%, 07/15/08 ...........   B2         1,050
                                                            ------
                                                            10,790
                                                            ------
Machinery -- .64%
   2,500   Neenah Corporation, Senior
             Subordinated Notes, 11.125%,
             05/01/07 .........................   B3         2,569
     575   Neenah Corporation, Senior
             Subordinated Notes, 11.125%,
             05/01/07 (i) .....................   B3           591
                                                            ------
                                                             3,160
                                                            ------


                   Principal                       Moody's       Value
                 Amount/Units                       Rating  (Note 1(a))
-------------------------------------------------------------------------
Mining, Steel, Iron and Non-Precious Metals -- 3.90%
 $ 3,000   AK Steel Corporation, Senior
             Notes, 9.125%, 12/15/06 ..........   Ba2       $3,128
   1,500   AmeriSteel Corporation, Senior
             Notes, 8.75%, 04/15/08 ...........   Ba3        1,440
   2,500   Armco Inc., Senior Notes, 9%,
             09/15/07 .........................   B2         2,550
   4,000   Bayou Steel Corporation, First
             Mortgage Notes, 9.50%, 05/15/08        B1         3,760
   4,000   CSN Iron, S.A., Guaranteed
             Notes, 9.125%, 06/01/07 (i) ......   B2         2,500
     500   Pohang Iron & Steel Co., Ltd.,
             Notes, 7.375%, 05/15/05 ..........   Ba1          440
   1,000   Pohang Iron & Steel Co., Ltd.,
             Notes, 7.125%, 07/15/04 ..........   Ba1          882
   3,640   Weirton Steel Corporation, Senior
             Notes, 11.375%, 07/01/04 .........   B2         3,349
   1,245   Wells Aluminum Corporation, Senior
             Notes, 10.125%, 06/01/05 .........   B2         1,152
                                                            ------
                                                            19,201
                                                            ------
Oil and Gas -- 6.25%
   5,000   Abraxas Petroleum Corporation,
             Senior Notes, 11.50%, 11/01/04 ...   B3         3,800
   4,225   Clark Refining and Marketing, Inc.,
             Senior Notes, 8.375%, 11/15/07....   Ba3        3,950
   5,000   Costilla Energy, Inc., Senior Notes,
             10.25%, 10/01/06 .................   B2         3,600
   1,335   Cross Timbers Oil Company,
             Senior Subordinated Notes,
             9.25%, 04/01/07 ..................   B2         1,242
   4,000   Dailey International Inc., Senior
             Notes, 9.50%, 02/15/08 ...........   Caa1       1,860
   5,000   Frontier Oil Corporation, Senior
             Notes, 9.125%, 02/15/06 ..........   B1         4,600
   2,915   Kelley Oil & Gas Corporation,
             Senior Subordinated Notes,
             10.375%, 10/15/06 ................   B3         2,157
   3,000   Plains Resources Inc., Senior
             Subordinated Notes, 10.25%,
             03/15/06 .........................   B2         3,030
   5,000   RAM Energy, Inc., Senior Notes,
             11.50%, 02/15/08 .................   B3         3,250
   3,500   Tuboscope Inc., Senior Notes,
             7.50%, 02/15/08 ..................   Ba2        3,299
                                                            ------
                                                            30,788
                                                            ------
                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                       Moody's     Value
Amount/Units                                     Rating  (Note 1(a))
-------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-------------------------------------------------------------------------
Personal and Non-Durable Consumer Products -- 1.46%
 $ 6,460   American Pad and Paper
             Company of Delaware, Inc.,
             Senior Subordinated Notes,
             13%, 11/15/05 .................... Caa1      $ 3,746
   2,000   Chattem, Inc., Senior Subordinated
             Notes, 8.875%, 04/01/08 .......... B2          2,050
   1,420   True Temper Sports, Inc. Senior
             Subordinated Notes, 10.875%,
             12/01/08 (i) ..................... B3          1,420
                                                          -------
                                                            7,216
                                                          -------
Personal Transportation -- .86%
   5,000   Braniff, Inc., Senior Reset Notes,
             15%, 04/01/99 (a)(b)(c)(d) ....... (f)             0
   2,275   Continental Airlines, Inc., Senior
             Notes, 8%, 12/15/05 .............. Ba2         2,295
   3,500   Valujet, Inc., Senior Notes,
             10.25%, 04/15/01 ................. B3          1,960
                                                          -------
                                                            4,255
                                                          -------
Printing, Publishing and Broadcasting -- 14.31%
   2,500   Adelphia Communications
             Corporation, Senior Notes,
             9.875%, 03/01/07 ................. B2          2,769
   2,500   Adelphia Communications
             Corporation, Senior Notes,
             8.375%, 02/01/08 ................. B2          2,588
   1,550   Adelphia Communications
             Corporation, Senior Notes,
             8.375%, 02/01/08 (i) ............. B2          1,604
   2,500   Allbritton Communications
             Company, Senior Subordinated
             Notes, 8.875%, 02/01/08 .......... B3          2,488
   2,190   APP Finance (VII) Mauritius
             Limited, Guaranteed Convertible
             Notes, 3.50%, 04/30/03 (i) ....... (f)         1,086
   1,250   APP International Finance Company
             B.V., Guaranteed Secured Notes,
             11.75%, 10/01/05 ................. Caa1          825
     800   Big Flower Press Holdings, Inc.,
             Senior Subordinated Notes,
             8.875%, 07/01/07 ................. B2            816
   4,000   Big Flower Press Holdings, Inc.,
             Senior Subordinated Notes,
             8.625%, 12/01/08 (i) ............. B2          4,000


Principal                                       Moody's      Value
Amount/Units                                     Rating   (Note 1(a))
-----------------------------------------------------------------------
 $ 5,000   Boise Cascade Corp., Debentures,
             9.45%, 11/01/09 .................. Baa3      $ 5,551
   2,975   Century Communications Corp.,
             Senior Notes, 8.875%, 01/15/07.... Ba3         3,287
   2,500   Chancellor Media Corporation of
             Los Angeles, Senior Subordinated
             Notes, 9.375%, 10/01/04 .......... Ba3         2,594
   1,500   Chancellor Media Corporation of
             Los Angeles, Senior Subordinated
             Notes, 8.125%, 12/15/07 .......... B1          1,489
     710   Citadel Broadcasting Company,
             Senior Subordinated Notes,
             9.25%, 11/15/08 (i) .............. B3            738
   2,250   CSC Holdings Inc., Senior
             Debentures, Series B, 8.125%,
             08/15/09 ......................... Ba2         2,406
   5,000   Doman Industries Limited, Senior
             Notes, 8.75%, 03/15/04 ........... B1          3,900
   3,000   Falcon Holding Group, L.P., Senior
             Debentures, 8.375%, 04/15/10 ..... B2          3,053
   1,170   Granite Broadcasting Corporation,
             Senior Subordinated Notes,
             8.875%, 05/15/08 ................. B3          1,117
   1,500   Jacor Communications Company,
             Senior Subordinated Notes,
             9.75%, 12/15/06 .................. B2          1,665
     890   Jacor Communications Company,
             Senior Subordinated Notes,
             8.75%, 06/15/07 .................. B2            959
   1,000   Lin Television Corporation, Senior
             Subordinated Notes, 8.375%,
             03/01/08 ......................... B2          1,004
   2,865   Mail-Well I Corporation, Senior
             Subordinated Notes, 8.75%,
             12/15/08 (i) ..................... B1          2,865
   2,500   Multicanal S.A., Notes, 9.25%,
             02/01/02 ......................... Ba3         2,275
   3,500   Pindo Deli Finance Mauritius
             Limited, Guaranteed Senior
             Notes, 10.75%, 10/01/07 .......... Caa1        1,855
   2,305   PRIMEDIA Inc., Senior Notes,
             7.625%, 04/01/08 ................. Ba3         2,305
   1,500   Repap New Brunswick Inc.,
             Second Priority Senior Secured
             Notes, 10.625%, 04/15/05 ......... Caa1        1,020
                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                        Moody's      Value
Amount/Units                                      Rating   (Note 1(a))
--------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------
 $ 4,250   Rifkin Acquisition Partners,
             L.L.L.P., Senior Subordinated
             Notes, 11.125%, 01/15/06 .......... B3        $ 4,675
   2,500   Sullivan Graphics, Inc., Senior
             Subordinated Exchange Notes,
             12.75%, 08/01/05 .................. Caa1        2,544
   2,500   Sun Media Corporation, Senior
             Subordinated Notes, 9.50%,
             02/15/07 .......................... B2          2,775
   6,255   World Color Press, Inc., Senior
             Subordinated Notes 8.375%,
             11/15/08 (i) ...................... B1          6,286
                                                           -------
                                                            70,539
                                                           -------
Telecommunications -- 6.13%
     765   Advanced Radio Telecom Corp.,
             Senior Notes, 14%, 02/15/07 ....... Caa2          597
   1,250   American Mobile Satellite
             Corporation, Senior Notes,
             12.25%, 04/10/08 .................. (f)           775
   4,615   BTI Telecom Corp., Senior Notes,
             10.50%, 09/15/07 .................. B3          3,415
   2,000   GST Network Funding Inc., Senior
             Secured Discount Exchange
             Notes, 10.50%, 05/01/08 (g)(i) .... (f)           960
   2,825   Hyperion Telecommunications,
             Inc., Senior Secured Notes,
             12.25%, 09/01/04 .................. B3          2,867
   3,000   Innova, S. de R.L., Senior
             Exchange Notes, 12.875%,
             04/01/07 .......................... B3          2,055
   2,000   Intermedia Communications Inc.,
             Senior Notes, 8.875%, 11/01/07..... B2          1,930
   1,500   Intermedia Communications Inc.,
             Senior Notes, 8.50%, 01/15/08 ..... B2          1,433
   2,500   Korea Telecom, Notes, 7.625%,
             04/15/07 .......................... Ba1         2,169
   5,000   McLeodUSA Incorporated, Senior
             Notes, 9.25%, 07/15/07 ............ B2          5,112
   2,250   MobileMedia Communications,
             Inc., Senior Subordinated Notes,
             9.375%, 11/01/07 (a)(c) ........... C             270
   2,000   Rogers Cantel Inc., Senior Secured
             Debentures, 9.75%, 06/01/16 ....... Ba3         2,140


Principal                                        Moody's     Value
Amount/Units                                      Rating  (Note 1(a))
-------------------------------------------------------------------------
 $ 1,000   Rogers Cantel Inc., Senior
             Secured Notes, 8.30%, 10/01/07        Ba3       $ 1,005
   2,500   Tevecap S.A., Senior Notes,
             12.625%, 11/26/04 ................. B2          1,450
   3,000   Verio Inc., Senior Notes, 11.25%,
             12/01/08 (i) ...................... B3          3,030
   1,000   Winstar Equipment II Corp.,
             Guaranteed Senior Secured
             Exchange Notes, 12.50%,
             03/15/04 .......................... B3          1,020
                                                           -------
                                                            30,228
                                                           -------
Textiles and Leather -- .92%
   1,165   Galey & Lord, Inc., Senior
             Subordinated Notes, 9.125%,
             03/01/08 .......................... B3          1,008
   3,500   WestPoint Stevens, Inc., Senior
             Notes, 7.875%, 06/15/08 ........... Ba3         3,526
                                                           -------
                                                             4,534
                                                           -------
Utilities -- 1.14%
   2,500   Cathay International Limited,
             Senior Notes, 13%, 04/15/08 (i).... Ba3           925
   2,750   Energy Corporation of America,
             Senior Subordinated Notes,
             9.50%, 05/15/07 ................... B2          2,544
   2,000   Texas-New Mexico Power
             Company, Secured Debentures,
             10.75%, 09/15/03 .................. Baa3        2,144
                                                           -------
                                                             5,613
                                                           -------
           Total Corporate Debt Securities
             (Total cost of $485,548) ..........           441,786
                                                           -------
-------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (FOREIGN) -- 1.26%
-------------------------------------------------------------------------
Sovereigns -- 1.26%
 $ 2,061   Federal Republic of Brazil,
             Capitalization Bonds, 8%,
             04/15/14 .......................... B2        $ 1,229
   2,500   Republic of Korea, Global Bonds,
             8.875%, 04/15/08 .................. Ba1         2,581
   4,000   Republic of Venezuela, Unsecured
             Global Bonds, 9.25%, 09/15/27...... B2          2,410
                                                           -------
           Total Government Obligations (Foreign)
             (Total cost of $7,817).....................     6,220
                                                           -------

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1998 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                     Moody's      Value
Shares                                                Rating  (Note 1(a))
---------------------------------------------------------------------------
PREFERRED STOCK -- 1.10% (e)
---------------------------------------------------------------------------
Banking -- 0.00%
57,935    WestFed Holdings, Inc., Cumulative,
            Series A Preferred Stock, 15.50%
            (a)(d)(h) ............................   (f)      $     0
Hotels, Motels, Inns and Gaming -- .03%
30,000    Fitzgeralds Gaming Corporation,
            Cumulative Preferred Stock, 15% ......   ca           150
Insurance -- .57%
 2,850    Superior National Capital Trust I,
            Trust Preferred Securities, 10.75% ...   b1         2,822
Machinery -- .26%
 1,350    Fairfield Manufacturing Company, Inc.
            Cumulative Exchangeable
            Preferred Stock, 11.25% ..............   (f)        1,296
Personal, Food and Miscellaneous Services -- .24%
   275    SF Holdings Group, Inc.,
            Exchangeable Preferred Stock,
            13.75% ...............................   (f)        1,183
                                                              -------
          Total Preferred Stock
            (Total cost of $13,037) ..............              5,451
                                                              -------
---------------------------------------------------------------------------
COMMON STOCK and WARRANTS -- .04% (e)
---------------------------------------------------------------------------
   555    American Mobile Satellite
            Corporation, Warrants, exp.
            04/01/08 (h)(i) ........................          $     2
12,500    Benedek Communications Corporation,
            Warrants, exp. 07/01/07 (b)(h) .........               25
   515    Concentric Network Corporation,
            Warrants, exp. 12/15/07 (h)(i) .........               77
37,620    Fitzgeralds Gaming Corporation,
            Common Stock (h) .......................                0
 1,500    MGC Communications, Inc.,
            Warrants, exp. 10/01/04 (h)(i) .........               46
10,175    SF Holdings Group, Inc., Class C,
            Common Stock (h)(i) ....................               20
27,474    WestFed Holdings, Inc., Series B
            Common Stock, (a)(d)(h) ................                0
                                                              -------
          Total Common Stock and
            Warrants
            (Total cost of $295) ...................              170
                                                              -------






Principal                                           Value
 Amount                                          (Note 1(a))
--------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.14% (e)
--------------------------------------------------------------
$  25,325   Paribas Corporation Repurchase
              Agreement, 4.80%, 01/04/99,
              (Collateral U.S. Treasury Note,
              5.625%, 12/31/99, $25,578
              principal) .....................   $ 25,325
                                                 --------
            Total Short-Term Investments
              (Total cost of $25,325) ........     25,325
                                                 --------
TOTAL INVESTMENTS (Total cost of $532,022)       $478,952
                                                 ========

(a)  Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 1998 was $25 or .01% of total assets.

(c) Nonincome producing security which is on nonaccrual and which has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 1998 was $0.

(e)  Percentages indicated are based on total assets of $492,870.

(f)  Not rated.

(g) Security is a step interest or accrual bond. Interest on these bonds accrue based upon the effective interest rate.

(h)  Nonincome producing.

(i) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $46,638 as of December 31, 1998.


                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Assets: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $532,022, see Schedule of Investments
  and Notes 1 and 2) ..............................        $478,952
RECEIVABLES:
 Investment securities sold .......................           2,300
 Interest and dividends ...........................          11,585
PREPAID EXPENSES ..................................              33
                                                           ---------
  Total assets ....................................        $492,870
                                                           ---------
Liabilities:
PAYABLES:
 Investment securities purchased ..................        $  3,610
 Dividend payable on common stock .................           5,013
 Dividend payable on preferred stock ..............             430
ACCRUED EXPENSES (Note 3) .........................             299
                                                           ---------
  Total liabilities ...............................        $  9,352
                                                           ---------
Net Assets:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
   8,400 shares issued and outstanding,
   liquidation preference of $25,000 per share
   (Notes 5 and 6) ................................        $210,000
                                                           ---------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
   65,764,019 shares issued and outstanding .......        $    658
CAPITAL IN EXCESS OF PAR VALUE ....................         365,079
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2) ........................................             782
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2) ................         (39,931)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS .....................................         (53,070)
                                                           ---------
 Net assets applicable to common stock
   (Equivalent to $4.16 per share, based on
   65,764,019 shares outstanding) .................        $273,518
                                                           ---------
Total Net Assets ..................................        $483,518
                                                           =========

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Investment Income: (Note 1) (Dollars in thousands,
 except per share amounts)
 Interest income ..........................................         $ 45,385
 Dividend income ..........................................              932
 Other Income .............................................              376
                                                                    --------
  Total investment income .................................         $ 46,693
                                                                    --------
Expenses:
Cost of Leverage:
 Preferred and auction fees ...............................         $    395
                                                                    --------
  Total cost of leverage ..................................         $    395
                                                                    --------
Professional services expenses:
 Management fees (Note 3) .................................         $  1,299
 Custodian and transfer agent fees ........................              276
 Legal fees ...............................................              103
 Audit fees ...............................................               55
                                                                    --------
  Total professional services expenses ....................         $  1,733
                                                                    --------
Administrative expenses:
 General administrative fees ..............................         $    335
 Directors' fees ..........................................              186
 NYSE fees ................................................               44
 Miscellaneous expenses ...................................               38
 Shareholder meeting expenses .............................               35
                                                                    --------
  Total administrative expenses ...........................         $    638
                                                                    --------
  Total expenses ..........................................         $  2,766
                                                                    --------
  Net investment income ...................................         $ 43,927
                                                                    --------
Realized and Unrealized Gain (Loss) on Investments and
    Forward Foreign Currency Contracts:
 Realized gain on investments and forward foreign
    currency contracts, net ...............................         $  4,849
 Change in net unrealized depreciation on
    investments ...........................................          (55,251)
                                                                    --------
  Net loss on investments .................................         $(50,402)
                                                                    --------
  Net decrease in net assets resulting from operations              $ (6,475)
                                                                    --------
Cost of Preferred Leverage:
 Distributions to preferred stockholders ..................         $(10,607)
 Net swap settlement disbursements (Note 7) ...............              (49)
                                                                    --------
  Total cost of preferred leverage ........................         $(10,656)
                                                                    --------
 Net decrease in net assets resulting from operations
    less cost of preferred leverage .......................         $(17,131)
                                                                    ========
--------------------------------------------------------------------------------
Amount Available for Distribution to Common Stockholders
 Net investment income ....................................        $ 43,927
  Total cost of preferred leverage ........................          (10,656)
                                                                    --------
  Net amount available for distribution to common
     stockholders .........................................         $ 33,271
                                                                    ========

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                              For the Years Ended December 31,
                                                                                                     1998           1997
                                                                                                 ------------   ------------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income ................................................................           $  43,927      $  31,539
 Realized gain on investments and forward foreign currency contracts, net .............               4,849         11,676
 Change in net unrealized depreciation on investments and forward foreign
  currency contracts ..................................................................             (55,251)          (331)
                                                                                                  ---------      ---------
  Net (decrease) increase in net assets resulting from operations .....................           $  (6,475)     $  42,884
                                                                                                  ---------      ---------
From Fund Share Transactions:
 Proceeds from sale of Auction Term Preferred Stock Series C (2,000 shares), net
  of $734 of offering costs and sales load (Note 5) ...................................           $      --      $  49,266
 Proceeds from sale of Auction Term Preferred Stock Series D (2,400 shares), net
  of $729 of offering costs and sales load (Note 5)                                                  59,271             --
 Proceeds from rights offering (11,982,048 shares), net of $400 of offering costs .....                  --         53,639
 Proceeds from rights offering (16,241,851 shares), net of $297 of offering costs
  (Note 11)                                                                                          76,365             --
 Net asset value of 1,068,852 shares and 754,386 shares issued to common
  stockholders for reinvestment of dividends in 1998 and 1997, respectively ...........               5,140          3,786
                                                                                                  ---------      ---------
  Increase in net assets resulting from fund share transactions .......................           $ 140,776      $ 106,691
                                                                                                  ---------      ---------
Distributions to Stockholders:
 Preferred dividends ($1,263 and $1,265 per share, respectively).......................           $ (10,607)     $  (7,588)
 Net swap settlement (disbursements) receipts .........................................                 (49)           174
 Common Dividends:
  From net investment income ($.54 and $.53 per share in 1998 and 1997,
   respectively) ......................................................................             (33,641)       (24,496)
  In excess of net investment income ($0 and $.01 per share in 1998 and 1997,
   respectively) ......................................................................                (111)          (448)
                                                                                                  ---------      ---------
  Decrease in net assets resulting from distributions to stockholders .................           $ (44,408)     $ (32,358)
                                                                                                  ---------      ---------
Total net increase in net assets ......................................................           $  89,893      $ 117,217
                                                                                                  ---------      ---------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period ..................................................................           $ 393,625      $ 276,408
                                                                                                  ---------      ---------
 End of period (Including $782 and $370 of undistributed net investment
  income at December 31, 1998 and December 31, 1997, respectively) ....................           $ 483,518      $ 393,625
                                                                                                  =========      =========


                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               For the Years Ended December 31,
                                   1998 (d)    1997 (d)    1996       1995     1994 (c)
                                  ----------  ---------- --------   --------  ----------
NET ASSET VALUE:
 Beginning of period ............  $  5.03     $ 4.94     $ 4.71     $ 4.13     $  5.15
                                   -------     ------     -------    ------     -------
NET INVESTMENT INCOME                  .71#       .70#       .69        .67         .72#
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 FORWARD FOREIGN
 CURRENCY CONTRACTS                   (.81)#      .25#       .22        .62        (.82)#
                                   -------     ------     -------    ------     -------
  TOTAL FROM
   INVESTMENT
   OPERATIONS ...................     (.10)       .95        .91       1.29        (.10)
                                   -------     ------     -------    ------     -------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) ...........     (.17)      (.16)      (.16)      (.17)       (.17)
  To common
   stockholders .................     (.54)      (.53)     (.52)       (.50)       (.53)
 Dividends in excess of
  net investment income:
  To common
  stockholders ..................      --        (.01)       --        (.04)        --
 Returns of capital:
  To common
  stockholders ..................      --         --         --         --          --
                                   -------     ------     -------    ------     -------
  TOTAL
   DISTRIBUTIONS ................     (.71)      (.70)      (.68)      (.71)       (.70)
                                   -------     ------     -------    ------     -------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load .....................     (.06)      (.16)       --         --         (.22)
                                   -------     ------     -------    ------     -------
NET ASSET VALUE:
 End of period ..................  $  4.16     $ 5.03     $ 4.94     $ 4.71     $  4.13
                                   -------     ------     -------    ------     -------
                                   =======     ======     =======   ========    =======
PER SHARE MARKET VALUE:
 End of period ..................  $  4.25     $ 5.63     $ 5.13     $ 4.75     $  4.00
                                   =======     ======     =======   ========    =======
TOTAL INVESTMENT RETURN+           (15.15)%     21.97%     19.89%     33.50%     (11.88)%
                                   =======     ======     =======   ========    =======



                                                                                              For the Period From
                                                                                               February 26, 1988
                                                                                                 (Commencement
                                                For the Years Ended December 31,               of Operations) to
                                    1993      1992 (a)     1991       1990          1989       December 31, 1988
                                   -------   ----------  --------   ---------     ---------    -----------------
NET ASSET VALUE:
 Beginning of period ............  $ 4.32      $ 3.79     $ 3.42     $  6.23       $  8.60       $ 9.25
                                   ------      ------     ------     -------       -------       ------
NET INVESTMENT INCOME                 .59         .57        .65         .92          1.54         1.42
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 FORWARD FOREIGN
 CURRENCY CONTRACTS                   .89         .57        .38       (2.82)        (2.26)       ( .66)
                                   ------      ------     ------     -------       -------       ------
  TOTAL FROM
   INVESTMENT
   OPERATIONS ...................    1.48        1.14       1.03       (1.90)         (.72)         .76
                                   ------      ------     ------     -------       -------       ------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) ...........    (.05)       (.06)      (.10)       (.16)         (.30)       ( .23)
  To common
   stockholders .................    (.53)       (.55)      (.56)       (.75)        (1.25)       (1.18)
 Dividends in excess of
  net investment income:
  To common
  stockholders ..................    (.07)        --         --          --            --           --
 Returns of capital:
  To common
  stockholders ..................     --          --         --          --           (.10)         --
                                   ------      ------     ------     -------       -------       ------
  TOTAL
   DISTRIBUTIONS ................    (.65)       (.61)      (.66)       (.91)        (1.65)       (1.41)
                                   ------      ------     ------     -------       -------       ------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load .....................     --          --         --          --            --          --
                                   ------      ------     ------     -------       -------       ------
NET ASSET VALUE:
 End of period ..................  $ 5.15      $ 4.32     $ 3.79     $  3.42       $  6.23       $ 8.60
                                   ======      ======     ======     =======       =======       ======
PER SHARE MARKET VALUE:
 End of period ..................  $ 5.13      $ 4.13     $ 3.63     $  2.50       $  5.88       $10.00
                                   ======      ======     ======     =======       =======       ======
TOTAL INVESTMENT RETURN+            40.08%      29.70%     70.77%     (47.94)%      (30.04)%      13.28%
                                   ======      ======     ======     =======       =======       ======

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period -- Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   For the Years Ended December 31,
                                   1998 (d)     1997 (d)       1996         1995       1994 (c)
                                  ----------   ----------    --------     --------    ----------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)               $273,518     $243,625     $176,408     $164,823     $141,590
                                   ========     ========     ========     ========     ========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) .....................   $210,000     $150,000     $100,000     $100,000     $100,000
                                   ========     ========     ========     ========     ========
TOTAL NET ASSETS, END
 OF PERIOD (b) .................   $483,518     $393,625     $276,408     $264,823     $241,590
                                   ========     ========     ========     ========     ========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**               --           --           --           --           .01%
 Ratio of preferred and
  other debt expenses to
  average net assets** .........        .14%         .13%         .16%         .18%         .22%
 Ratio of operating
  expenses to average
  net assets** .................        .82%         .92%        1.16%        1.39%        1.31%
 Ratio of litigation settlement
  expense to average net
  assets** .....................        --           --           --           .80%         --
                                   --------     --------     --------     --------     --------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                .96%        1.05%        1.32%        2.37%        1.54%
                                   ========     ========     ========     ========     ========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** ..................      15.22%       13.86%       14.36%       14.61%       15.89%
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ...............        .58%         .66%         .83%        1.44%         .89%
PORTFOLIO TURNOVER
 RATE ..........................     124.67%      108.84%       53.45%       62.66%       58.56%



                                                                                                    For the Period From
                                                                                                     February 26, 1988
                                                                                                       (Commencement
                                                For the Years Ended December 31,                     of Operations) to
                                     1993       1992 (a)      1991          1990         1989       December 31, 1988
                                   --------    ----------    --------     --------     --------    --------------------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)               $130,673     $107,897     $ 93,227     $ 83,813     $152,156        $202,363
                                   ========     ========     ========     ========     ========        ========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) .....................   $ 35,000     $ 35,000     $ 35,000     $ 35,000     $ 58,500        $ 79,000
                                   ========     ========     ========     ========     ========        ========
TOTAL NET ASSETS, END
 OF PERIOD (b) .................   $165,673     $142,897     $128,227     $118,813     $210,656        $281,363
                                   ========     ========     ========     ========     ========        ========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**              1.83%        3.95%        4.51%        5.63%        4.98%           4.58%*
 Ratio of preferred and
  other debt expenses to
  average net assets** .........        .51%         .87%        1.08%         .84%         .34%            .32%*
 Ratio of operating
  expenses to average
  net assets** .................       2.01%        1.63%        1.64%        1.49%         .97%            .97%*
 Ratio of litigation settlement
  expense to average net
  assets** .....................        --           --           --           --           --              --
                                   --------     --------     --------     --------     --------        --------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**               4.35%        6.45%        7.23%        7.96%        6.29%           5.87%*
                                   ========     ========     ========     ========     ========        ========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** ..................      11.86%       13.49%       17.47%       19.60%       20.28%          18.83%*
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ...............       3.38%        4.82%        5.22%        5.89%        4.49%           4.22%*
PORTFOLIO TURNOVER
 RATE ..........................      85.76%      129.86%      121.15%       49.98%       65.39%         149.00%*

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP, the Fund was advised by Ostrander Capital Management, L.P.
(b)  Dollars in thousands.
(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
(d) As discussed in Note 5, the Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
  *  Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Information Regarding
Senior Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                As of December 31,
                                                1998          1997
                                          -------------    -------------
TOTAL AMOUNT OUTSTANDING:
 Notes ..................................  $         --    $         --
 Preferred Stock ........................   210,000,000     150,000,000
 Short-term Loan ........................            --              --
ASSET COVERAGE:
 Per Note (1) ...........................  $         --    $         --
 Per Preferred Stock Share (2) ..........        57,562          65,604
 Per $1,000 of Short-term Loan (1) ......            --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) ..............  $     25,000    $     25,000
APPROXIMATE MARKET VALUE:
 Per Note ...............................  $         --    $         --
 Per Preferred Stock Share (3) ..........        25,000          25,000
 Per $1,000 of Short-term Loan ..........            --              --



                                                                As of December 31,
                                               1996            1995            1994            1993
                                           ------------    ------------    ------------    ------------
TOTAL AMOUNT OUTSTANDING:
 Notes ..................................  $         --    $         --    $         --    $        --
 Preferred Stock ........................   100,000,000     100,000,000     100,000,000     35,000,000
 Short-term Loan ........................            --              --              --     45,000,000
ASSET COVERAGE:
 Per Note (1) ...........................  $         --    $         --    $         --    $        --
 Per Preferred Stock Share (2) ..........        69,102          66,206          60,398        473,351
 Per $1,000 of Short-term Loan (1) ......            --              --              --          4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) ..............  $     25,000    $     25,000    $     25,000    $   100,000
APPROXIMATE MARKET VALUE:
 Per Note ...............................  $         --    $         --    $         --    $        --
 Per Preferred Stock Share (3) ..........        25,000          25,000          25,000        100,000
 Per $1,000 of Short-term Loan ..........            --              --              --          1,000


                                                                         As of December 31,
                                                  1992           1991           1990           1989            1988
                                              -----------    -----------    -----------    -----------    ------------
TOTAL AMOUNT OUTSTANDING:
 Notes .....................................  $45,490,000    $45,490,000    $47,990,000    $96,100,000    $105,000,000
 Preferred Stock ...........................   35,000,000     35,000,000     35,000,000     58,500,000      79,000,000
 Short-term Loan ...........................           --             --             --             --              --
ASSET COVERAGE:
 Per Note (1) ..............................  $     4,141    $     3,819    $     3,476    $     3,192    $      3,680
 Per Preferred Stock Share (2) .............      408,277        366,363        339,466        360,096         356,156
 Per $1,000 of Short-term Loan (1) .........           --             --             --             --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .................  $   100,000    $   100,000    $   100,000    $   100,000    $    100,000
APPROXIMATE MARKET VALUE:
 Per Note ..................................  $     1,000    $     1,000    $     1,000    $     1,000    $      1,000
 Per Preferred Stock Share (3) .............      100,000        100,000        100,000        100,000         100,000
 Per $1,000 of Short-term Loan .............           --             --             --             --              --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.

(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(3)  Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Significant Accounting and Other Policies


     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.


     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.


     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.


     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) Valuation of Investments--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,667,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements--Continued
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.


(2) Tax Matters and Distributions

     At December 31, 1998, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $506,697,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $5,326,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $58,396,000. Net unrealized loss for tax purposes at December 31, 1998 was approximately $53,070,000.

     At December 31, 1998, the Fund had approximate capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:


Carryover Available     Expiration Date
-------------------     ------------------
$34,426,000             December 31, 1999
  2,227,000             December 31, 2002
-----------
$36,653,000
===========

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1998, the Fund has reclassified approximately $893,000 primarily related to amortization of market discounts on corporate bonds and gains on foreign currency transactions from accumulated net realized loss from securities transactions to undistributed net investment income. In addition, the Fund has reclassified approximately $42,432,000, primarily related to the expiration of unused capital loss carryovers from accumulated net realized loss from securities transactions to capital in excess of par value.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds and the recognition of interest income on corporate bonds that have defaulted on their interest payments.

(3) Investment Advisory Agreement

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $1,299,000 in management fees during the year ended December 31, 1998. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($273.5 million at December 31, 1998). At December 31, 1998, the fee payable to the Investment Advisor was approximately $107,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Forward Foreign Currency Contract

     The Fund has in the past entered into forward foreign currency contracts in connection with the purchase and sale of foreign investments but does not expect to enter into any in the future. All commitments were marked to market at the applicable exchange rates and any unrealized gains or losses were recorded in the Fund's financial statements. The aggregate principal amounts of the contracts were not recorded in the financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements--Continued
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

transaction or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1998 there were no forward foreign currency contracts outstanding.

(5) Auction Term Preferred Stock (ATP)

     On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on common stock. On May 6, 1997, the Fund issued 2,000 shares of Series C ATP. The underwriting discount of $437,500 and offering expenses of $297,000 were recorded as a reduction of the capital in excess of par value on common stock. On May 20, 1998, the Fund issued 2,400 shares of Series D ATP. The underwriting discount of $510,000 and offering expenses of $219,000 were recorded as a reduction of the capital in excess of par value on common stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.20% to 6.14% for the year ended December 31, 1998.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.

(6) ATP Auction-Related Matters

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of
 .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $395,000 for service charges through December 31, 1998. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(7) Interest Rate Swaps

     The Fund has entered into five interest payment swap arrangements with BankBoston, N.A. (BBNA) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to each of the Swap Arrangements the Fund makes payments to BBNA on a monthly basis at fixed annual rates. In exchange for such payments BBNA makes payments to the Fund on a monthly basis at a variable rate determined with reference to the 30-day, AA rated commercial paper rate for the swap effective February 7, 1994 and one month LIBOR for the other swaps. The variable rates ranged from 5.12% to 6.00% for the year ended December 31, 1998. The effective date, notional

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements--Continued

December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

amount, maturity and fixed rates of the swaps are as follows:


                 Notional                   Fixed
Effective        Contract                   Annual
   Date           Amount      Maturity       Rate
 2/7/94       $65 million      2/7/99      5.25%
10/7/97       $20 million     10/7/02      6.07%
 6/2/98       $15 million      6/2/03      5.90%
12/7/98       $25 million     12/7/03      5.58%
 2/8/99       $65 million      2/7/04      5.83%

     Until December 31, 1998, the Fund followed hedge accounting (off-balance-sheet) with respect to the swap agreements and settled the net amount receivable or payable from each party every 30 days. For the year ended December 31, 1998, the Fund's obligations under the swap agreements were more than the amount received from BBNA by approximately $49,000 and is included in the accompanying statement of operations. Refer to Note 12 for the adoption of new accounting standards relating to the swap agreements.

     The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller. The estimated fair value of the interest rate swap agreements at December 31, 1998 amounted to approximately $3,546,000 unrealized loss. This value is not included in total net assets.

(8) Repurchase Agreements

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities

     Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 1998 were as follows:

Purchases of securities                                           $675,497,000
Sales of securities                                               $550,270,000

(10) Certain Transactions

     A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $196,000 for the year ended December 31, 1998. The Fund paid approximately $204,000 during the year ended December 31, 1998 to two officers of the Fund for the provision of certain administrative services.

(11) Rights Offering

     The Fund issued to stockholders of record as of the close of business on February 10, 1998, rights to subscribe for an aggregate of 16,241,851 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $4.72 per share one share for each right held. The subscription price was 92% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on March 18, 1998, the expiration date and the nine preceding business days. On March 25, 1998, the Fund completed its rights offering. Proceeds of approxi-

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements--Continued
December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

mately $76,662,000 and shares of 16,241,851 were recorded. In addition, the deferred offering expense balance of $297,000 was netted against the rights offering proceeds.

(12) Subsequent Event

     In January 1999, the Fund adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivatives Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivatives instruments in the balance sheet as either assets or liabilities and measure them at fair value. As discussed in Note 7, the Fund has entered into five interest rate swaps. These swaps act as a partial hedge against the exposure to variable cash flows of the Fund's ATP dividend payment obligations. The estimated fair value of the interest rate swap agreements at the date of adoption amounted to approximately $3,123,000 unrealized loss. This amount has been recorded as a liability, with a corresponding transition adjustment recorded in earnings. The Fund will measure the fair value of the swaps going forward, with any change in the unrealized gain or loss recorded in current earnings. The effect of adoption on the Fund's net asset value per share was a decrease of approximately $0.05 per share.
--------------------------------------------------------------------------------
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Report of Independent Public Accountants
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The New America High Income Fund,
 Inc.:


     We have audited the accompanying balance sheet of The New America High Income Fund, Inc. (the Fund) (a Maryland Corporation), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                  ARTHUR ANDERSEN LLP
January 29, 1999

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Franco Modigliani
Ernest E. Monrad


Officers

Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary


Investment Advisor

Wellington Management Company, LLP
75 State Street
Boston, MA 02109


Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400


Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB


Independent Public Accountants

Arthur Andersen LLP
Boston, MA

                       THIS PAGE INTENTIONALLY LEFT BLANK

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200



     The New
     America
   High Income
    Fund, Inc.



--------------------------------------------------------------------------------
Annual
--------------------------------------------------------------------------------
Report
--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------